UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2020 (July 8, 2020)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2020, Michael E. LaRocco, Chief Executive Officer and President of State Auto Financial Corporation (“STFC”), entered into an amendment of employment agreement (the “Amended Agreement”) with STFC, State Auto Property and Casualty Insurance Company and State Automobile Mutual Insurance Company (collectively, the "Company"). The Amended Agreement supersedes and replaces specific provisions of the previous employment agreement between Mr. LaRocco and the Company, dated November 28, 2017 (the "Current Agreement"). Under the Amended Agreement, Mr. LaRocco will continue to serve as the Company's Chief Executive Officer and President through December 31, 2022.

Pursuant to the Amended Agreement, Mr. LaRocco received a one-time special equity award in the form of deferred stock units ("DSU's") with the following terms: (a) a date of grant of July 8, 2020; (b) a fair market value equal to $500,000, based upon the closing price of the Company's common shares on the date of grant; and (c) subject to a time-based vesting schedule under which one-half of the DSU's vest on December 31, 2021 and the remaining DSU's vest on December 31, 2022; provided that the DSU's will vest on an accelerated basis in the event of the CEO's death or Disability (as defined in the Current Agreement) prior to a regular vesting date.

Except as described above, the provisions of the Amended Agreement are substantially the same as those contained in the Current Agreement. The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8.01	Other Events

On July 9, 2020, the Company issued a press release announcing the entry into the Amended Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment of Employment Agreement between Company and Michael E. LaRocco dated July 8, 2020.
99.1	Press release issued on July 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: July 9, 2020	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel